Regulatory Assets and Liabilities (Q1)	3 Months Ended	12 Months Ended
	Mar. 31, 2020	Dec. 31, 2019
Regulated Operations [Abstract]
Regulatory Assets and Liabilities
Note 6 — Regulatory Assets and Liabilities

Cleco Power capitalizes or defers certain costs for recovery from customers and recognizes a liability for amounts expected to be returned to customers based on regulatory approval and management’s ongoing assessment that it is probable these items will be recovered or refunded through the ratemaking process.

Under the current regulatory environment, Cleco Power believes these regulatory assets will be fully recoverable; however, if in the future, as a result of regulatory changes or competition, Cleco Power’s ability to recover these regulatory assets would no longer be probable, then to the extent that such regulatory assets were determined not to be recoverable, Cleco Power would be required to write-down such assets. In addition, potential deregulation of the industry or possible future changes in the method of rate regulation of Cleco Power could require discontinuance of the application of the authoritative guidance on regulated operations.

The following table summarizes Cleco Power’s regulatory assets and liabilities:

Cleco Power
(THOUSANDS)	AT MAR. 31, 2020	AT DEC. 31, 2019
Regulatory assets (liabilities)
Deferred taxes, net	$(146,225)	$(146,948)
Interest costs	3,896	3,958
AROs	3,815	3,668
Postretirement costs	147,889	151,543
Tree trimming costs	11,384	11,341
Training costs	6,202	6,241
Surcredits, net (1)	72	145
AMI deferred revenue requirement	3,000	3,136
Emergency declarations	948	1,349
Production operations and maintenance expenses	6,756	7,985
AFUDC equity gross-up (1)	71,992	72,766
Acadia Unit 1 acquisition costs	2,098	2,124
Financing costs	7,461	7,554
Coughlin transaction costs	899	906
Corporate franchise tax, net	(1,145)	(1,145)
Non-service cost of postretirement benefits	7,551	6,739
Energy efficiency	2,820	2,820
Accumulated deferred fuel	16,353	22,910
Other, net	(1,039)	(4,543)
Total regulatory assets, net	$144,727	$152,549

(1) Represents regulatory assets for past expenditures that were not earning a return on investment at March 31, 2020, and December 31, 2019, respectively. All other assets are earning a return on investment.

The following table summarizes Cleco’s net regulatory assets and liabilities:

Cleco
(THOUSANDS)	AT MAR. 31, 2020	AT DEC. 31, 2019
Total Cleco Power regulatory assets, net	$144,727	$152,549
2016 Merger adjustments (1)
Fair value of long-term debt	125,105	127,977
Postretirement costs	16,902	17,399
Financing costs	7,849	7,935
Debt issuance costs	5,504	5,665
Total Cleco regulatory assets, net	$300,087	$311,525

(1) Cleco regulatory assets include acquisition accounting adjustments as a result of the 2016 Merger.

Note 6 — Regulatory Assets and Liabilities

Cleco Power capitalizes or defers certain costs for recovery from customers and recognizes a liability for amounts expected to be returned to customers based on regulatory approval and management’s ongoing assessment that it is probable these items will be recovered or refunded through the ratemaking process.

Under the current regulatory environment, Cleco Power believes these regulatory assets will be fully recoverable; however, if in the future, as a result of regulatory changes or competition, Cleco Power’s ability to recover these regulatory assets would no longer be probable, then to the extent that such regulatory assets were determined not to be recoverable, Cleco Power would be required to write-down such assets. In addition, potential deregulation of the industry or possible future changes in the method of rate regulation of Cleco Power could require discontinuance of the application of the authoritative guidance of regulated operations.

The following table summarizes Cleco Power’s regulatory assets and liabilities:

Cleco Power
	AT DEC. 31,
(THOUSANDS)	2019	2018	REMAINING RECOVERY PERIOD (YRS.)
Regulatory assets (liabilities)
Deferred taxes, net	(146,948)	(155,537)	*
Mining costs	—	1,274	—
Interest costs	3,958	4,208	*
AROs	3,668	3,099	*
Postretirement costs	151,543	140,245	*
Tree trimming costs	11,341	9,069	*
Training costs	6,241	6,396	40
Surcredits, net (1)	145	289	*
AMI deferred revenue requirement	3,136	3,681	6
Emergency declarations	1,349	2,980	*
Production operations and maintenance expenses	7,985	12,245	*
AFUDC equity gross-up (1)	72,766	71,952	*
Acadia Unit 1 acquisition costs	2,124	2,230	20
Financing costs	7,554	7,923	*
Coughlin transaction costs	906	938	29.5
Corporate franchise tax, net	(1,145)	1,416	*
Non-service cost of postretirement benefits	6,739	4,629	*
Energy efficiency	2,820	2,585	*
Accumulated deferred fuel	22,910	20,112	*
Other, net	(4,543)	(4,979)	*
Total regulatory assets, net	$152,549	$134,755

(1) Represents regulatory assets for past expenditures that were not earning a return on investment at December 31, 2019, and 2018, respectively. All other assets are earning a return on investment.

* For information related to the remaining recovery periods, refer to the following disclosures for each specific regulatory asset.

The following table summarizes Cleco’s net regulatory assets and liabilities:

Cleco
	AT DEC. 31,
(THOUSANDS)	2019	2018
Total Cleco Power regulatory assets, net	$152,549	$134,755
2016 Merger adjustments (1)
Fair value of long-term debt	127,977	138,701
Postretirement costs	17,399	19,387
Financing costs	7,935	8,279
Debt issuance costs	5,665	6,252
Total Cleco regulatory assets, net	$311,525	$307,374

(1) Cleco regulatory assets include acquisition accounting adjustments as a result of the 2016 Merger.

Income Taxes

The regulatory assets and liabilities recorded for deferred income taxes represent the effect of tax benefits or detriments that must be flowed through to customers as they are received or paid. The amounts deferred are attributable to differences between book and tax recovery periods. In 2017, the President signed the TCJA. Changes in the IRC, as amended, from the TCJA, had a material impact on the Registrants’ financial statements in 2017. Tax effects of changes in tax laws must be recognized in the period in which the law is enacted. Also, deferred tax assets and liabilities must be measured at the enacted tax rate expected to apply when temporary differences are to be realized or settled. In 2017, Cleco and Cleco Power made an estimate for the remeasurement of ADIT based upon the new tax rate, which resulted in a provisional regulatory liability of $348.6 million. During the fourth quarter of 2018, Cleco Power recorded the final remeasurements, which resulted in an additional regulatory liability of $26.4 million for a total of $375.0 million at December 31, 2018. No additional regulatory liability was accrued at December 31, 2019. For more information on the status of the TCJA regulatory liability, see Note 13 — “Regulation and Rates — TCJA.”

Mining Costs

Cleco Power operates a generating unit jointly owned with SWEPCO that uses lignite as its primary fuel source.

Cleco Power, along with SWEPCO, maintains a lignite mining agreement with DHLC, the operator of the Dolet Hills Mine. As ordered by the LPSC, Cleco Power’s retail customers received fuel cost savings through the year 2011, while actual mining costs above a certain percentage of the benchmark price were deferred. These deferred costs could be recovered from retail customers through the FAC only when the actual mining costs were below a certain percentage of the benchmark price.

In 2006, Cleco Power recognized that there was a possibility it may not recover all or part of the lignite mining costs it had deferred and sought relief from the LPSC. In 2007, the LPSC approved a settlement agreement between Cleco Power, SWEPCO, and the LPSC Staff authorizing Cleco Power to recover the existing deferred mining cost balance, including interest, over 11.5 years. In connection with its 2009 approval of the Oxbow Lignite Mine acquisition, the LPSC agreed to discontinue benchmarking and the corresponding potential to defer future lignite mining costs while preserving the previously authorized recovery of the legacy deferred fuel balance. At June 30, 2019, Cleco Power had fully recovered the existing deferred mining costs, plus interest.

Interest Costs

Cleco Power’s deferred interest costs include additional deferred capital construction financing costs authorized by the LPSC. These costs are being amortized over the estimated lives of the respective assets.

AROs

Cleco Power recorded an ARO liability for the retirement of certain ash disposal facilities. The ARO regulatory asset represents the accretion of the ARO liability and the depreciation of the related assets. For more information on the accounting treatment of Cleco Power’s AROs, see Note 2 — “Summary of Significant Accounting Policies — AROs.”

Postretirement Costs

Cleco Power recognizes the funded status of its postretirement benefit plans as a net liability or asset. The net liability or asset is defined as the difference between the benefit obligation and the fair market value of plan assets. For defined benefit pension plans, the benefit obligation is the projected benefit obligation. Historically, the LPSC has allowed Cleco Power to recover pension plan expense. Cleco Power, therefore, recognizes a regulatory asset based on its determination that these costs can be collected from customers. These costs are amortized to pension expense over the average service life of the remaining plan participants (approximately eight years as of December 31, 2019, for Cleco’s plan) when it exceeds certain thresholds. The amount and timing of the recovery will be based on the changing funded status of the pension plan in future periods. For more information on Cleco’s pension plan and adoption of these authoritative guidelines, see Note 10 — “Pension Plan and Employee Benefits.”

Tree Trimming Costs

In October 2016, the LPSC approved Cleco Power to defer and recover through its base rates tree trimming costs. The LPSC authorized a deferral up to $10.9 million, excluding debt carrying costs. Cleco Power is currently collecting deferred tree trimming costs through its base rates and expects to be fully amortized by 2026.

Training Costs

In 2008, the LPSC approved Cleco Power’s request to establish a regulatory asset for training costs associated with existing processes and technology for new employees at Madison Unit 3. Recovery of these expenditures was approved by the LPSC in 2009. In 2010, Cleco Power began amortizing the regulatory asset over a 50-year period.

Surcredits, Net

Cleco Power has recorded surcredits as the result of a settlement with the LPSC that addressed, among other things, the recovery of the storm damages related to hurricanes and uncertain tax positions. In the settlement, Cleco Power was required to implement surcredits to provide ratepayers with the economic benefit of the carrying charges of certain ADIT liabilities at a rate of return which was set by the LPSC. The settlement, through a true-up mechanism, allows the surcredits to be adjusted to reflect the actual tax deductions allowed by the IRS.

Cleco Power recorded a true-up to the surcredits to reflect the actual tax deductions allowed by the IRS for storm damages and uncertain tax positions. As a result of the true-ups, Cleco Power recorded a regulatory asset that represents excess surcredits refunded to customers that were collected from ratepayers and amortized over a four-year period, through June 2018. Cleco Power began collecting the balance as part of the July 1, 2019, FRP rate adjustment.

AMI Deferred Revenue Requirement

In February 2011, the LPSC approved Cleco Power’s stipulated settlement in Docket No. U-31393 allowing Cleco Power to defer the estimated revenue requirements for the AMI project as a regulatory asset. In June 2014, the LPSC approved Cleco Power’s recovery of the AMI regulatory asset over the average life of the AMI meters, or 11 years. In July 2014, Cleco Power began recovering the AMI deferred revenue requirement.

Emergency Declarations

In August 2016, the LPSC issued emergency declaration executive orders following flooding events in south Louisiana which prohibited public utilities from disconnecting or charging late fees to customers for non-payment in affected parishes. In January 2017, the LPSC issued an order that terminated the executive orders effective March 1, 2017, and allowed public utilities to formally petition the LPSC to recover lost revenues as a result of the executive orders. In July 2017, Cleco Power began recovering lost revenues associated with the flooding events and expects the regulatory assets to be fully amortized by June 2021.

Production Operations and Maintenance Expenses

Annually, Cleco Power is allowed to defer, as a regulatory asset, production operations and maintenance expenses, net of fuel and payroll, above the retail jurisdictional portion of $45.0 million, adjusted annually for a growth factor (deferral threshold). The amount of the regulatory asset is capped at $23.0 million. The LPSC allows Cleco Power to recover the amount deferred in any calendar year over the following three-year regulatory period, beginning on July 1, when the annual rates are set. Cleco Power had no deferral in 2019. In December 2018, Cleco Power deferred $8.0 million as a regulatory asset.

AFUDC Equity Gross-Up

Cleco Power capitalizes equity AFUDC as a cost component of construction projects. Cleco Power has recorded a regulatory asset to recover the tax gross-up related to the equity component of AFUDC. These costs are being amortized over the estimated lives of the respective assets constructed.

Acadia Unit 1 Acquisition Costs

In 2009, the LPSC approved Cleco Power’s request to establish a regulatory asset for costs incurred as a result of the acquisition by Cleco Power of Acadia Unit 1 and half of Acadia Power Station’s related common facilities. The Acadia Unit 1 acquisition costs are being recovered over a 30-year period beginning February 2010.

Financing Costs

In 2011, Cleco Power entered into and settled two treasury rate locks. Of the $26.8 million in settlements, $7.4 million was deferred as a regulatory asset relating to ineffectiveness of the hedge relationships. Also in 2011, Cleco Power entered into a forward starting swap contract. These derivatives were entered into in order to mitigate the interest rate exposure on coupon payments related to forecasted debt issuances. In May 2013, the forward starting interest rate swap was settled at a loss of $3.3 million. Cleco Power deferred $2.9 million of the losses as a regulatory asset, which is being amortized over the terms of the related debt issuances.

Coughlin Transaction Costs

In January 2014, the LPSC authorized Cleco Power to create a regulatory asset for the transaction costs related to the transfer of Coughlin from Evangeline to Cleco Power. The Coughlin transaction costs are being recovered over a 35-year period beginning July 2014.

Corporate Franchise Tax, Net

As part of the FRP extension approved by the LPSC in June 2014, Cleco Power was authorized to recover through a rider the retail portion of state corporate franchise taxes paid. The retail portion of state corporate franchise taxes paid each year will be recovered over 12 months beginning July 1 of the following year.

Non-service Cost of Postretirement Benefits

On January 1, 2018, FASB’s amended guidance related to defined benefit pension and other postretirement plans became effective. The amendment allows only the service cost component of net benefit cost to be eligible for capitalization within property, plant, and equipment. Beginning January 1, 2018, Cleco Power’s non-service cost previously eligible for capitalization into property, plant, and equipment are being deferred to a regulatory asset and will be amortized over the estimated lives of the respective assets.

Energy Efficiency

In December 2018, Cleco Power filed a letter of intent with the LPSC to recover the under recovery of the accumulated decrease in revenues, also known as the LCFC, associated with the energy efficiency program for years 2014 through 2018 to be recovered over a four-year period. Cleco Power began collecting the accumulated LCFC revenues in Cleco Power’s energy efficiency rates effective March 1, 2019. On October 21, 2019, Cleco Power received notice of approval from the LPSC allowing recovery of the accumulated LCFC revenues.

Other Regulatory Assets (Liabilities), Net

At December 31, 2019, Other, net consisted of a $4.7 million regulatory liability for over collections related to the St. Mary Clean Energy project and a $0.8 million regulatory liability for an LPSC Cleco Cajun Transaction commitment. These regulatory liabilities were offset by a $1.0 million regulatory asset for the Coughlin Pipeline revenue requirement.

On July 1, 2018, Cleco Power began collecting the revenue requirement related to the St. Mary Clean Energy Center project based on an expected commercial operation date in the third quarter of 2018. The project was commercially operational in August 2019. Cleco Power recorded a regulatory liability for the over collections due to the delay of the commercial operations. On July 1, 2019, Cleco Power’s rates were adjusted by the amount of the over-collection and Cleco Power began amortizing the regulatory asset over 12 months.

In January 2019, the LPSC approved the Cleco Cajun Transaction. Approval of the Cleco Cajun Transaction was conditioned upon certain commitments, including a $4.0 million annual reduction to Cleco Power’s retail customer rates. For the period from February 4, 2019, to June 30, 2019, Cleco Power recorded a regulatory liability for the annual reduction until the July 1, 2019 FRP rate adjustment reflected the annual savings. Also on July 1, 2019, Cleco Power began amortizing the regulatory liability over 12 months.

In June 2017, the LPSC approved the establishment of a regulatory asset upon the completion of the Coughlin Pipeline project for the revenue requirement associated with the project until Cleco Power seeks recovery in the new FRP, which is anticipated to be effective July 1, 2020. The project was placed in service on September 6, 2019. Cleco Power anticipates collecting this amount over 12 months beginning July 1, 2020, subject to regulatory approval of Cleco Power’s new FRP.

Accumulated Deferred Fuel

Cleco Power is allowed to recover the cost of fuel used for electric generation and power purchased for utility customers through the LPSC-established FAC or related wholesale contract provisions, which enable Cleco Power to pass on to its customers substantially all such charges. The difference between fuel and purchased power revenues collected from retail and wholesale customers and the current fuel and purchased power costs is generally recorded as Accumulated deferred fuel on Cleco Power’s Consolidated Balance Sheet. For 2019, approximately 76% of Cleco Power’s total fuel cost was regulated by the LPSC.

Cleco Holdings’ 2016 Merger Adjustments

As a result of the 2016 Merger, Cleco implemented acquisition accounting, which eliminated AOCI at the Cleco consolidated level on the date of the 2016 Merger. Cleco will continue to recover expenses related to certain postretirement costs; therefore, Cleco recognized a regulatory asset based on its determination that these costs can continue to be collected from customers. These costs will be amortized to Other operations expense over the average remaining service period of participating employees. Cleco will also continue to recover financing costs associated with the settlement of two treasury rate locks and a forward starting swap contract that were previously recognized in AOCI. Additionally, as a result of the 2016 Merger, a regulatory asset was recorded for debt issuance costs that were eliminated at Cleco and a regulatory asset was recorded for the difference between the carrying value and the fair value of long-term debt. These regulatory assets are being amortized over the terms of the related debt issuances, unless the debt is redeemed prior to maturity, at which time any unamortized related regulatory asset will be derecognized.